UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 27, 2013

Life Time Fitness, Inc.

(Exact name of Registrant as specified in its charter)

Minnesota	001-32230	41-1689746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2902 Corporate Place Chanhassen, Minnesota	55317
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 947-0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 27, 2013, Life Time Fitness, Inc. (the “Company”) announced that Michael Robinson plans to retire from his position as Executive Vice President and Chief Financial Officer in early 2014. The Company and Mr. Robinson are discussing terms of his possible continued service as an employee or consultant following such retirement.

A copy of the press release announcing Mr. Robinson’s planned retirement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

The following Exhibit is being filed herewith:

99.1	Press Release Announcing Planned Retirement of Chief Financial Officer dated August 27, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIFE TIME FITNESS, INC.

Date: August 27, 2013	By:	/s/ James N. Spolar
James N. Spolar
Secretary

EXHIBIT INDEX

No.	Exhibit	Manner of Filing

99.1	Press Release Announcing Planned Retirement of Chief Financial Officer dated August 27, 2013.	Filed Electronically